Exhibit 99.2

Fourth Quarter 2012 Investor Presentation March 6, 2013

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for Agency RMBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between Agency RMBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of Agency RMBS and our potential target assets; changes in prepayment rates on Agency RMBS and non-Agency RMBS; effects of hedging instruments on Agency RMBS and our potential target assets; rates of default or decreased recovery rates on Agency RMBS and our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

Key Highlights 2012 Raised over $200 million in IPO and concurrent private placements Since the IPO, generated an annualized economic return on book value in excess of 32%, comprised of: $2.35 per share in dividends $1.67 per share increase in book value Raised over $300 million of new equity in a follow-on offering. Fourth Quarter Generated core earnings of $24.8 million, or $1.05 per share Regular dividend of the $0.90 per share, an increase of 6% from the Q3 dividend Delivered an annualized economic return on book value of 18.9% 2 (1) Economic return is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (2) Core earnings is a non-GAAP measure defined as net income excluding: (i) net realized gain (loss) on investments and derivative contracts; (ii) net unrealized gain (loss) on investments; (iii) loss resulting from mark-to-market adjustments on derivative contracts; and (iv) non-cash stock-based compensation expense. (1) (2) (1)

Fourth Quarter Financial Results GAAP Net Income of $24.8 million, or $1.04 per share Core Net Income of $25.1 million, or $1.05 per share Net Interest Income of $28.2 million, including interest from IO securities and taking into account the full cost of hedging Net interest spread of 2.05%, including IO securities and fully hedged cost of financing 2.86% adjusted gross yield 0.81% fully hedged cost of funds Operating expenses of $3.2 million representing annualized cost of 2.44% on book value $21.67 book value per share as of Dec. 31, 2012 CPR of 3.6% for the quarter; 3.1% in January 2013 $5.2 billion investment portfolio as of Dec. 31, 2012 $4.8 billion in total borrowings as of Dec. 31, 2012 3 non-GAAP measure Fourth quarter and January 2013 weighted average Constant Prepayment Rate for the company’s Agency RMBS portfolio on an annualized basis. (1) (2) (1) (1) (1)

Market Update Fed purchases continue to impact the Agency RMBS market Net supply is estimated to be moderately negative in 2013 Fed is focused on generic low coupon, newly originated mortgages Fed has indicated that it will continue QE3 until the unemployment rate approaches 6.5% Mortgage rates remain low Industry-wide refinancing has increased Housing market continues to recover 2013 YTD spread widening in the Agency market More favorable outlook for economy Higher ten-year Treasury rates Concern that the Fed will exit the market sooner than expected 4

5 Portfolio Composition as of December 31, 2012 ($ in millions) Agency RMBS Coupon Principal Balance Amortized Cost Estimated Fair Value 30 - year fixed rate 3.0% $242.4 $253.4 $254.8 3.5% 2,733.8 2,947.3 2,959.8 4.0% 1,097.9 1,216.2 1,218.3 5.5% 93.1 104.8 102.7 6.0% 12.9 14.4 14.3 20 - year fixed rate 3.0% 221.6 235.7 234.0 3.5% 37.0 39.1 39.8 4.0% 40.7 45.3 45.1 Total Agency RMBS $4,479.4 $4,856.2 $4,868.8 Non - Agency RMBS $37.4 $19.2 $19.1 CMO ( Agency collateral) Fixed Rate 6.5% $66.0 $75.8 $74.2 IO/IIO 4.5% N/A 175.8 175.0 IO/IIO accounted for as derivatives 4.9% N/A N/A 75.4 Total CMO ( Agency collateral) $66.0 $251.6 $324.6 Total Portfolio $5,127.0 $5,212.5

Non-GAAP measures which include interest income on Agency IOs classified as derivatives for the quarter ended December 31, 2012. Includes net interest component related to interest rate swaps and reflects interest expense adjusted to include realized loss (the interest expense component) for all interest rate swaps. Leverage Ratio: 9.2 Net Duration: 0.7 years – negative partial duration at long end of curve Weighted Average Loan Age (“WALA”) of 7.1 months Percentage of Funding Swapped: 69% Percentage of swaps that are forward starting: 25% Portfolio Gross Yield : 2.86% Hedge Adjusted Cost of Financing : 0.81% Net Interest Spread : 2.05% CPR of 3.6% for Q4 versus Agency REIT Peer Group average of 18.0% Duration Contribution by Maturity Date Key Portfolio Metrics as of December 31, 2012 (2) (1) (1) 6 As of December 31, 2012 Total 6-Months 2-Year 5-Year 10-Year 20-Year 30-Year Agency RMBS 4.70 0.18 0.79 1.46 1.55 0.70 0.01 Non-Agency RMBS 0.03 0.00 0.00 0.00 0.02 0.01 0.00 Swaps/Swaptions -3.97 0.02 -0.26 -0.81 -1.93 -0.96 -0.05 Total (ex non-Agency RMBS) 0.73 0.20 0.52 0.64 -0.38 -0.26 -0.04

Financing Summary Repurchase Agreements ($ in millions – as of Dec. 31, 2012) Original Maturity Repo Outstanding % Repo Outstanding $ Interest Rate Remaining Days to Maturity < 30 Days 11% $532.2 0.49% 21 >30 days to < 60 Days 19% $910.5 0.47% 15 >60 days to < 90 days 13% $618.8 049% 62 >90 days 57% $2,733.3 0.47% 11 Total/Wtd Avg 100% $4,794.7 0.48% 19 7 Master repurchase agreements with 14 counterparties. Internal credit review Capacity well in excess of our needs

Hedging Summary Interest Rate Swaps ($ in millions – as of Dec. 31, 2012) Maturity Notional Amount Pay Rate Initial Receive Rate Years to Maturity < 3 Years $762.8 0.42% 0.24% 2.1 > 3 to < 5 Years $439.5 0.76% 0.31% 4.7 > 5 to < 10 Years $1,186.1 1.56% 0.28% 8.6 > 10 Years $423.4 2.20% 0.12% 14.5 Total / Wtd Avg $2,811.8 1.22% 0.25% 7.2 8 Interest Rate Swaps $2.8 billion notional pay fixed swap book as of Dec 31, 2012 Includes $0.7 billion of forward starting swaps, starting in 9 months Other Instruments with Hedging Attributes (1) $520 million notional amount of interest rate swaptions $250 million of IO’s and inverse IO’s $19 million of non-Agency RMBS Interest Rate Swaptions ($ in millions – as of Dec. 31, 2012) Expiration Notional Amount StrikeRate Swap Term (Years) < 1 Year $75.0 2.50% 10.0 < 1 Year $445.0 3.13% 20.0 Total / Wtd Avg $520.0 3.04% 18.6 (1) While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies.

Partial Duration Hedging Matters 9 The equivalent amount of swaps required in order to create 1 year negative duration (1) The estimated changes in book value per share are for illustrative purposes only in order to show the hypothetical effect that different hedging strategies would have, based on our portfolio as of 9/30/12 and the changes in mortgage spreads and treasury rates that occurred in the fourth quarter ending December 31, 2012. would have impacted book value quite differently, depending on what swap maturity was utilized. (1) Notional Value of Swap Hedge ($ in millions) Book Value/ Share (in dollars)

Portfolio Dynamics Reduced exposure to certain 20 yr. pools due to relative value consideration Added select non-Agency securities that are correlated to housing recovery and home price appreciation Took advantage of an attractive opportunity in the TBA market Targeted pools with characteristics that lead to lower than expected CPRs Lower loan balance loans High loan-to-value MHA/HARP origination loans Low % of third-party originated loans Low FICO score loans Low weighted average loan age (WALA) pools 10

2013 Outlook YTD Agency spreads have widened Current net spreads in the 1.75% - 2.00% range Primary risks are higher long-term interest rates and elevated pre-payments We seek to hedge against these risks, at least in part, by: Owning swaps that create negative duration at the long end of the portfolio Focusing on securities with low prepayment characteristics Selectively increasing our exposure to non-Agency securities Security selection and active management will be important drivers of performance Our goal is to generate an optimal risk-adjusted net economic return Strong core earnings and an attractive dividend Maintain or increase book value per share 11

Investment Highlights Western Asset is one of the largest fixed income managers with extensive experience in managing RMBS since 1974 Differentiated investment approach to managing prepayment and interest rate risk We believe current net interest spreads and CPR position the Company well to seek its objective of superior risk-adjusted returns Industry leading finance and administrative infrastructure Key strategic relationships provides superior market access 12

Contact Information 13 Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 478-2700 x29 lclark@finprofiles.com